Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,727,923.17
Previously Paid Amount	0
Total Fee Amount	6,694.75
Total Offset Amount	0
Net Fee	$ 6,694.75